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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                            AMENDMENT TO REPORT FILED

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AMENDMENT NO. 1

       Date of Report (Date of earliest event reported): November 3, 2000



                              BIOMUNE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



       Nevada                              0-11472                870380088
------------------------------         ---------------      --------------------
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)



         64 East Winchester Drive, Suite 303, Salt Lake City, Utah 84107
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (801) 466-3441



           2401 South Foothill Drive, Salt Lake City, Utah 84109-1405
           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)


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         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K dated November 3, 2000 as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The exhibits are amended by filing the following exhibit:

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits:

         Exhibit No.              Exhibit Description

         16               Letter regarding change in certifying accountant



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BIOMUNE SYSTEMS, INC.



                                  By:      /s/ Larry P. Koskan
                                      ------------------------------------------
                                      Its: President and Chief Executive Officer

Date: December 14, 2000


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                                  EXHIBIT INDEX


         Exhibit No.                   Exhibit Description

         16                    Letter regarding change in certifying accountant.